INTANGIBLE ASSETS, NET (Details) - USD ($)	Sep. 30, 2025	Mar. 31, 2025
INTANGIBLE ASSETS NET
Less: impairment	$ (1,108,333)	$ (1,108,333)
Intangible assets, net	9,676,284	10,751,426
Total intangible assets, at cost	12,651,426	12,651,426
Less: accumulated amortization	(1,866,809)	(791,667)
Proprietary technology [Member]
Total intangible assets, at cost	1,900,000	1,900,000
Customer Relationships [Member]
Total intangible assets, at cost	$ 10,751,426	$ 10,751,426